Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Cook & Bynum Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Cook & Bynum Funds Trust for the period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Cook & Bynum Funds Trust for the stated period.

/s/Richard P. Cook Richard P. Cook President/Principal Executive Officer Cook & Bynum Funds Trust	/s/Jason F. Hadler Jason F. Hadler Treasurer/Principal Financial Officer Cook & Bynum Funds Trust
Dated: 05/19/2015	Dated: 05/19/2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cook & Bynum Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.